UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2008

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 602-244-6600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 10, 2008, ON Semiconductor Corporation (“ON”) announced that it had completed the previously announced acquisition of Catalyst Semiconductor, Inc. (“Catalyst”). Pursuant to the terms and conditions of the Agreement and Plan of Merger and Reorganization, dated July 16, 2008 (the “Merger Agreement”), by and among ON, Catalyst and Centaur Acquisition Corporation, a wholly-owned indirect subsidiary of ON (“Merger Sub”), on October 10, 2008 (the “Closing Date”) the Merger Sub merged with and into Catalyst, with Catalyst thereafter becoming a wholly-owned indirect subsidiary of ON (the “Merger”).

In accordance with the terms of the Merger Agreement, on the Closing Date each outstanding share of Catalyst common stock was converted into the right to receive 0.706 shares of ON’s common stock; provided, however, that holders of Catalyst common stock will not receive any fractional shares of ON’s common stock in the Merger and are, in lieu thereof, entitled to receive a cash payment equal to the fraction of a share of ON’s common stock to which the holder would otherwise be entitled multiplied by the closing price of ON’s common stock on The Nasdaq Stock Market on the Closing Date. Holders of Catalyst common stock will be contacted by the exchange agent for the Merger for information regarding this process.

On July 17, 2008, ON filed a copy of the Merger Agreement with the Securities and Exchange Commission (the “SEC”) on a Current Report on Form 8-K, and the Merger Agreement is incorporated into this Current Report on Form 8-K by this reference. ON has also filed with the SEC a Registration Statement on Form S-4 (File No. 333-153164) containing a proxy statement of Catalyst and a prospectus of ON, and each of ON and Catalyst have filed with the SEC other documents regarding the Merger. The proxy statement/prospectus was mailed to stockholders of Catalyst on or about September 11, 2008. A copy of ON’s news release announcing completion of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Shell Company Transactions
Not applicable.
(d)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of July 16, 2008, by and among ON Semiconductor Corporation, Centaur Acquisition Corporation and Catalyst Semiconductor, Inc. (incorporated by reference to Exhibit 2.1 to ON’s Current Report on Form 8-K filed on July 17, 2008)*

99.1	News release for ON Semiconductor Corporation, dated October 10, 2008

*	Certain schedules have been omitted and ON agrees to furnish supplementally to the SEC a copy of any omitted schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 10, 2008	ON SEMICONDUCTOR CORPORATION (Registrant)

	By:	/s/ Donald A. Colvin
Donald A. Colvin
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of July 16, 2008, by and among ON Semiconductor Corporation, Centaur Acquisition Corporation and Catalyst Semiconductor, Inc. (incorporated by reference to Exhibit 2.1 to ON’s Current Report on Form 8-K filed on July 17, 2008)*

99.1	News release for ON Semiconductor Corporation, dated October 10, 2008

*	Certain schedules have been omitted and ON agrees to furnish supplementally to the SEC a copy of any omitted schedules upon request.